UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_____________________________________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 30, 2020

ARES COMMERCIAL REAL ESTATE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Maryland	001-35517	45-3148087
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 42nd Floor, New York, NY	10167
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ACRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On January 30, 2020, in connection with the previously announced underwriting agreement (the “Underwriting Agreement”) dated January 22, 2020 by and among Ares Commercial Real Estate Corporation (the “Company”), Ares Commercial Real Estate Management LLC, the Company’s external manager, and Wells Fargo Securities, LLC, Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, as representatives of the several underwriters listed therein (collectively, the “Underwriters”), the Company sold an aggregate of 600,000 shares of the Company’s common stock, par value $0.01 per share to the Underwriters pursuant to the terms of the Underwriting Agreement. The shares were issued in connection with the exercise in full by the Underwriters of their 30-day option to purchase up to an additional 600,000 shares pursuant to the terms of the Underwriting Agreement.

The sale of additional shares closed on January 30, 2020 and generated net proceeds of approximately $9.5 million after deducting estimated transaction expenses. Pursuant to the Underwriting Agreement, the Company has agreed, subject to certain exceptions, not to sell or transfer any shares of its common stock or any securities convertible into or exercisable or exchangeable for common stock for 45 days after January 22, 2020 without first obtaining the written consent of the Underwriters.

The offering was made pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-232742), which was originally filed with the Securities and Exchange Commission on July 19, 2019, and the related prospectus supplement and accompanying prospectus.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES COMMERCIAL REAL ESTATE CORPORATION

Date: January 30, 2020	By:	/s/ Anton Feingold
Name: Anton Feingold
Title: General Counsel, Vice President and Secretary